Fair Values of Financial Instruments - Summary of Difference Between Aggregate Fair Value and Remaining Contractual Principal Outstanding for Financial Instruments for which Fair Value Option has been Elected (Detail) - USD ($)
$ in Thousands
	Dec. 31, 2023	Dec. 31, 2022
Fair Value Disclosures [Abstract]
Loans held for sale, unpaid principal balance	$ 54,377	$ 56,170
Loans held for sale, fair value	56,261	56,879
Loans held for sale, fair value over/(under) unpaid principal balance	$ 1,884	$ 709